Exhibit 99.1

Investor Contact:

Chris Kelley

HD Supply Investor Relations

770-852-9100

InvestorRelations@hdsupply.com

Media Contact:

Quiana Pinckney, APR

HD Supply Public Relations

770-852-9057

Quiana.Pinckney@hdsupply.com

FOR IMMEDIATE RELEASE

HD Supply Enters into Definitive Agreement to Sell its Power Solutions Business Unit to Anixter Inc.

Atlanta — July 15, 2015 — HD Supply Holding, Inc. (NASDAQ: HDS) (“HD Supply”) today announced that it has entered into a definitive agreement to sell its HD Supply Power Solutions business unit, a leading provider of a diverse product and service offering serving investor owned utility, public power, construction and industrial markets, to Anixter Inc.  The purchase price is $825 million payable in cash at closing.  The transaction is expected to close in HD Supply’s third quarter of fiscal 2015 subject to customary regulatory approvals.

“After a detailed evaluation, we determined that a sale of our Power Solutions business to Anixter is in the best interests of our Power Solutions associates and HD Supply shareholders,” said Joe DeAngelo, HD Supply Chairman and CEO. “This transformational transaction improves our ability to profitably grow in excess of end market growth estimates and will allow us to further enhance our capital structure.”

Second-Quarter 2015 Outlook

After reflecting Power Solutions as a discontinued operation, the company anticipates Net sales in the second quarter of fiscal 2015 to be in the range of $1,966 million to $2,021 million, Adjusted EBITDA in the range of $245 million to $257 million, and Adjusted net income per diluted share in the range of $0.50 to $0.56. The second quarter fiscal 2015 Adjusted net income per diluted share range assumes a fully diluted weighted average share count of 201 million. The second-quarter guidance is consistent with previously disclosed estimates after reflecting Power Solutions as a discontinued operation. The table at the end of the press release details the company’s second quarter guidance after reflecting Power Solutions as a discontinued operation.

The company affirms its previously disclosed expectations for fiscal year 2015 of approximately 3 to 4 percent estimated end market growth, approximately 300 basis points of growth in excess of the estimated market growth and an operating leverage target of 1.5 to 2.0 times.

Preliminary June Sales Results

Preliminary Net sales in June were $638 million, which represents 5.1 percent growth versus prior year. There were 20 selling days in June. Preliminary June year-over-year average daily sales growth by business unit is Facilities Maintenance 7.0 percent, Waterworks 1.0 percent and Construction & Industrial - White Cap 11.4 percent.

At the end of the press release, HD Supply’s quarterly results of operations are presented for fiscal 2013, 2014 and the first quarter of fiscal 2015, revised to reflect the Power Solutions operations as discontinued operations for all periods presented.

Conference Call

HD Supply Holdings, Inc. will host a conference call on the transaction on July 16 at 8 a.m. (ET). The conference call and presentation materials can be accessed via webcast by logging on from the Investor Relations section of the company’s website at hdsupply.com. The online replay will remain available for a limited time following the call.

Goldman, Sachs & Co. served as financial advisor and King & Spalding served as legal counsel to HD Supply on the sale transaction.

About HD Supply

HD Supply (www.hdsupply.com) is one of the largest industrial distributors in North America. The company provides a broad range of products and value-add services to approximately 500,000 customers with leadership positions in maintenance, repair and operations, infrastructure and power and specialty construction sectors. Through approximately 650 locations across 48 states and seven Canadian provinces, the company’s approximately 15,000 associates provide localized, customer-driven services including jobsite delivery, will call or direct-ship options, diversified logistics and innovative solutions that contribute to its customers’ success.

About Anixter Inc.

Anixter is a leading global distributor of enterprise cabling & security solutions and electrical and electronic wire & cable. The company adds value to the distribution process by providing its customers access to 1) innovative inventory management programs 2) approximately 400,000 products and $800 million in inventory 3) approximately 220 warehouses/branch locations with 5.5 million square feet of space and 4) locations in over 250 cities in more than 50 countries. Founded in 1957 and headquartered near Chicago, Anixter trades on the New York Stock Exchange under the symbol AXE.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those factors discussed in our filings with the U.S. Securities & Exchange Commission (the “SEC”), including our annual report on Form 10-K, for the fiscal year ended February 1, 2015, and those described from time to time in our other filings with the SEC, which can be found at the SEC’s website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

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Results Revised for Discontinued Operations

On July 15, 2015, HD Supply entered into a definitive agreement to sell its HD Supply Power Solutions business unit (“Power Soluions”), which distributes electrical transmission and distribution products, power plant MRO supplies and smart-grid products, and arranges materials management and procurement outsourcing for the power generation and distribution industries.  In accordance with Accounting Standard Codification 205-20, Discontinued Operations, and the amended Accounting Standards Update No. 2014-08 that was issued by the Financial Accounting Standards Board in April 2014, the results the Power Solutions business will be reflected as a discontinued operation beginning in the second quarter of fiscal 2015.  The following presentation of discontinued operations includes revenue and expenses of the discontinued operations, net of tax, as one line item on the Consolidated Statements of Operations for all periods presented.

The following tables present HD Supply’s quarterly results of operations for the first quarter of fiscal 2015, fiscal 2014 and fiscal 2013, revised to reflect the Power Solutions operations as discontinued operations for all periods presented (amounts in millions, except share and per share amounts, unaudited):

Q1-15
Net Sales	$1,722
Cost of sales	1,148
Gross Profit	574
Operating expenses:
Selling, general and administrative	391
Depreciation and amortization	28

Total operating expenses	419
Operating Income	155
Interest expense	106
Income from Continuing Operations Before Provision for Income Taxes	49
(Benefit) from income taxes	(183)
Income from Continuing Operations	232
Income from discontinued operations, net of tax	10
Net Income	$242

Weighted Average Common Shares Outstanding (thousands)
Basic	195,347
Diluted	200,716
Basic Earnings Per Share(1):
Income from Continuing Operations	$1.19
Income from Discontinued Operations	$0.05
Net Income	$1.24
Diluted Earnings Per Share(1):
Income from Continuing Operations	$1.16
Income from Discontinued Operations	$0.05
Net Income	$1.21

Non-GAAP financial data:
Adjusted EBITDA	$188
Adjusted Net Income	$50
Weighted average common shares outstanding (thousands)
Basic	195,347
Diluted	200,716
Adjusted Net Income Per Share - Basic	$0.26
Adjusted Net Income Per Share - Diluted	$0.25

(1)         May not foot due to rounding.

	Q1-14	Q2-14	Q3-14	Q4-14	Fiscal 2014
Net Sales	$1,633	$1,880	$1,914	$1,543	$6,970
Cost of sales	1,102	1,269	1,299	1,036	4,706
Gross Profit	531	611	615	507	2,264
Operating expenses:
Selling, general and administrative	371	391	390	358	1,510
Depreciation and amortization	52	54	46	29	181
Restructuring	3	3	—	—	6
Total operating expenses	426	448	436	387	1,697
Operating Income	105	163	179	120	567
Interest expense	116	116	115	115	462
Loss on extinguishment & modification of debt	2	—	—	106	108
Other (income) expense, net	1	—	(4)	—	(3)
Income (Loss) from Continuing Operations Before Provision for Income Taxes	(14)	47	68	(101)	—
Provision (benefit) for income taxes	(3)	16	28	1	42
Income (Loss) from Continuing Operations	(11)	31	40	(102)	(42)
Income (loss) from discontinued operations, net of tax	(1)	17	20	9	45
Net Income (Loss)	$(12)	$48	$60	$(93)	$3

Weighted Average Common Shares Outstanding (thousands)
Basic	192,859	194,227	194,288	194,429	193,962
Diluted	192,864	200,454	200,151	194,429	193,962

Basic Earnings Per Share(1):
Income (Loss) from Continuing Operations	$(0.06)	$0.16	$0.21	$(0.52)	$(0.22)
Income (Loss) from Discontinued Operations	$(0.01)	$0.09	$0.10	$0.05	$0.23
Net Income (Loss)	$(0.06)	$0.25	$0.31	$(0.48)	$0.02

Diluted Earnings Per Share(1):
Income (Loss) from Continuing Operations	$(0.06)	$0.15	$0.20	$(0.52)	$(0.22)
Income (Loss) from Discontinued Operations	$(0.01)	$0.08	$0.10	$0.05	$0.23
Net Income (Loss)	$(0.06)	$0.24	$0.30	$(0.48)	$0.02

Non-GAAP financial data:
Adjusted EBITDA	$166	$224	$230	$155	$775
Adjusted Net Income (Loss)	$19	$71	$82	$7	$179
Weighted average common shares outstanding (in thousands)
Basic	192,859	194,227	194,288	194,429	193,962
Diluted	198,857	200,454	200,151	200,294	199,842
Adjusted Net Income (Loss) Per Share - Basic	$0.10	$0.37	$0.42	$0.04	$0.92
Adjusted Net Income (Loss) Per Share - Diluted	$0.10	$0.35	$0.41	$0.03	$0.90

(1)         May not foot due to rounding.

	Q1-13	Q2-13	Q3-13	Q4-13	Fiscal 2013
Net Sales	$1,521	$1,711	$1,736	$1,419	$6,387
Cost of sales	1,025	1,155	1,175	952	4,307
Gross Profit	496	556	561	467	2,080
Operating expenses:
Selling, general and administrative	360	371	370	342	1,443
Depreciation and amortization	50	51	51	52	204
Restructuring	—	—	—	6	6
Total operating expenses	410	422	421	400	1,653
Operating Income	86	134	140	67	427
Interest expense	147	145	117	119	528
Loss on extinguishment & modification of debt	41	46	—	—	87
Other (income) expense, net	—	20	—	—	20
Income (Loss) from Continuing Operations Before Provision for Income Taxes	(102)	(77)	23	(52)	(208)
Provision (benefit) for income taxes	32	10	(10)	12	44
Income (Loss) from Continuing Operations	(134)	(87)	33	(64)	(252)
Income (loss) from discontinued operations, net of tax	3	15	18	(2)	34
Net Income (Loss)	$(131)	$(72)	$51	$(66)	$(218)

Weighted Average Common Shares Outstanding (thousands)
Basic	130,578	153,433	191,750	191,858	166,905
Diluted	130,578	153,433	197,392	191,858	166,905
Basic Earnings Per Share(1):
Income (Loss) from Continuing Operations	$(1.03)	$(0.57)	$0.17	$(0.33)	$(1.51)
Income (Loss) from Discontinued Operations	$0.02	$0.10	$0.09	$(0.01)	$0.20
Net Income (Loss)	$(1.00)	$(0.47)	$0.27	$(0.34)	$(1.31)
Diluted Earnings Per Share(1):
Income (Loss) from Continuing Operations	$(1.03)	$(0.57)	$0.17	$(0.33)	$(1.51)
Income (Loss) from Discontinued Operations	$0.02	$0.10	$0.09	$(0.01)	$0.20
Net Income (Loss)	$(1.00)	$(0.47)	$0.26	$(0.34)	$(1.31)

Non-GAAP financial data:
Adjusted EBITDA	$141	$192	$196	$129	$658
Adjusted Net Income (Loss)	$(35)	$13	$50	$(21)	$7
Weighted average common shares outstanding (in thousands)
Basic	130,578	153,433	191,750	191,858	166,905
Diluted (2)	130,578	157,751	197,392	191,858	171,764
Adjusted Net Income (Loss) Per Share - Basic	$(0.27)	$0.08	$0.26	$(0.11)	$0.04
Adjusted Net Income (Loss) Per Share - Diluted	$(0.27)	$0.08	$0.25	$(0.11)	$0.04

(1)         May not foot due to rounding.

(2)         The dilution calculation assumes a share price of $18.00 for all days prior to the company’s initial public offering on June 27, 2013.

The following table presents a reconciliation of Net income (loss), the most directly comparable financial measure under GAAP for the first quarter of fiscal 2015, fiscal 2014 and fiscal 2013, revised to reflect the Power Solutions operations as discontinued operations for all periods presented, to Adjusted EBITDA for the periods presented (amounts in millions):

Q1-15
Net income	$242
Less income from discontinued operations, net of tax	10
Income from continuing operations	$232
Interest expense	106
Depreciation and amortization (i)	29
(Benefit) from income taxes (ii)	(183)
Stock-based compensation	5
Other	(1)
Adjusted EBITDA	$188

	Q1-14	Q2-14	Q3-14	Q4-14	Fiscal 2014
Net income (loss)	$(12)	$48	$60	$(93)	$3
Less income (loss) from discontinued operations, net of tax	(1)	17	20	9	45
Income (loss) from continuing operations	$(11)	$31	$40	$(102)	$(42)
Interest expense	116	116	115	115	462
Depreciation and amortization (i)	53	55	48	30	186
Provision (benefit) for income taxes	(3)	16	28	1	42
Stock-based compensation	5	4	3	5	17
Restructuring (iii)	3	3	—	—	6
Loss on extinguishment & modification of debt (iv)	2	—	—	106	108
Costs related to public offerings (v)	1	—	1	—	2
Other	—	(1)	(5)	—	(6)
Adjusted EBITDA	$166	$224	$230	$155	$775

	Q1-13	Q2-13	Q3-13	Q4-13	Fiscal 2013
Net income (loss)	$(131)	$(72)	$51	$(66)	$(218)
Less income (loss) from discontinued operations, net of tax	3	15	18	(2)	34
Income (loss) from continuing operations	$(134)	$(87)	$33	$(64)	$(252)
Interest expense	147	145	117	119	528
Depreciation and amortization (i)	51	52	52	52	207
Provision (benefit) for income taxes	32	10	(10)	12	44
Stock-based compensation	3	5	4	4	16
Restructuring (iii)	—	—	—	6	6
Loss on extinguishment & modification of debt (iv)	41	46	—	—	87
Costs related to public offerings (v)	—	20	—	—	20
Management fee & related expenses paid to Equity Sponsors (vi)	1	1	—	—	2
Adjusted EBITDA	$141	$192	$196	$129	$658

(i)                                     Depreciation and amortization includes amounts recorded within Cost of sales in the Consolidated Statements of Operations.

(ii)                                  During the first quarter of fiscal 2015, the company recorded a reduction in unrecognized tax benefits as a result of IRS and state audit settlements.

(iii)                               Represents the costs incurred for workforce reductions and branch closures or consolidations. These costs include occupancy costs, severance, and other costs incurred to exit a location.

(iv)                              Represents the loss on extinguishment of debt including the premium paid to repurchase or call the debt as well as the write-off of unamortized deferred financing costs and other assets or liabilities associated with such debt. Also includes the costs of debt modification.

(v)                                 Amounts in Q1’14 and Q3’14 represent the costs expensed in connection with the company’s secondary public offerings. Amount in fiscal 2013 represents the costs expensed in connection with the company’s initial public offering, including approximately $18 million paid to the Equity Sponsors in the second quarter of fiscal 2013 for termination of the consulting agreements.

(vi)                              The company was previously party to consulting agreements with the Equity Sponsors whereby the company paid the Equity Sponsors a $5 million annual aggregate management fee and related expenses. These consulting agreements were terminated in conjunction with the company’s’ initial public offering in the second quarter of fiscal 2013.

The following table presents a reconciliation of Net income (loss), the most directly comparable financial measure under GAAP for the first quarter of fiscal 2015, fiscal 2014 and fiscal 2013, revised to reflect the Power Solutions operations as discontinued operations for all periods presented, to Adjusted net income (loss) for the periods presented (amounts in millions):

Q1-15
Net income	$242
Less income from discontinued operations, net of tax	10
Income from continuing operations	232
(Benefit) from income taxes (i)	(183)
Cash income taxes	(3)
Amortization of acquisition-related intangible assets (other than software)	4
Adjusted net income	$50

	Q1-14	Q2-14	Q3-14	Q4-14	Fiscal 2014
Net income (loss)	$(12)	$48	$60	$(93)	$3
Less income (loss) from discontinued operations, net of tax	(1)	17	20	9	45
Income (loss) from continuing operations	(11)	31	40	(102)	(42)
Provision / (benefit) for income taxes	(3)	16	28	1	42
Cash income taxes (ii)	(1)	(6)	(3)	(2)	(12)
Amortization of acquisition-related intangible assets (other than software)	28	27	21	4	80
Restructuring (iii)	3	3	—	—	6
Loss on extinguishment & modification of debt (iv)	2	—	—	106	108
Costs related to public offerings (v)	1	—	1	—	2
Other	—	—	(5)	—	(5)
Adjusted net income (loss)	$19	$71	$82	$7	$179

	Q1-13	Q2-13	Q3-13	Q4-13	Fiscal 2013
Net income (loss)	$(131)	$(72)	$51	$(66)	$(218)
Less income (loss) from discontinued operations, net of tax	3	15	18	(2)	34
Income (loss) from continuing operations	(134)	(87)	33	(64)	(252)
Provision for income taxes	32	10	(10)	12	44
Cash income taxes (ii)	(2)	(3)	(1)	(2)	(8)
Amortization of acquisition-related intangible assets (other than software)	28	27	28	27	110
Restructuring (iii)	—	—	—	6	6
Loss on extinguishment & modification of debt (iv)	41	46	—	—	87
Costs related to public offerings (v)	—	20	—	—	20
Adjusted net income (loss)	$(35)	$13	$50	$(21)	$7

(i)                                     During the first quarter of fiscal 2015, the company recorded a reduction in unrecognized tax benefits as a result of IRS and state audit settlements.

(ii)                                  Amounts in the third quarter and fiscal 2014 exclude a $27 million payment for the settlement of the IRS’s audits of the company’s U.S. federal income tax returns filed for the tax years ended on February 3, 2008 and February 1, 2009.

(iii)                               Represents the costs incurred for workforce reductions and branch closures or consolidations. These costs include occupancy costs, severance, and other costs incurred to exit a location.

(iv)                              Represents the loss on extinguishment of debt including the premium paid to repurchase or call the debt as well as the write-off of unamortized deferred financing costs and other assets or liabilities associated with such debt. Also includes the costs of debt modification.

(v)                                 Amounts in Q1’14 and Q3’14 represent the costs expensed in connection with the company’s secondary public offerings. Amount in fiscal 2013 represents the costs expensed in connection with the company’s initial public offering, including approximately $18 million paid to the Equity Sponsors in the second quarter of fiscal 2013 for termination of the consulting agreements.

Second Quarter 2015 Guidance

The following table presents the impact of the recently announced sale of Power Solutions business on the second quarter 2015 guidance (amounts in millions, except per share amounts):

	Q2’15 Guidance	Q2’15 Estimated	Q2’15 Guidance
	Including	Impact	Excluding
	Power Solutions	Power Solutions	Power Solutions

Net Sales	$2,500M - $2,555M	$534M	$1,966M - $2,021M

Adjusted EBITDA	$268M - $280M	$23M	$245 - $257M

Adjusted Net Income Per Share - Diluted	$0.60 - $0.66	$0.10	$0.50 - $0.56